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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 8, 1999
                                 DATE OF REPORT

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 333-84525


                DELAWARE                           06-1523639
                (State or other jurisdiction of    (I.R.S. Employer
                incorporation or organization)     Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                                 (212) 476-9000

ITEM 5.  OTHER EVENTS

                  On December 8, 1999, Neuberger Berman Inc. (the "Corporation") announced the appointment of three outside members to its board of directors: David W. Glenn, President and COO of Freddie Mac; Jon Madonna, President and CEO of Carlson Wagonlit Travel; and Jack H. Nusbaum, Partner and Chairman of the law firm Willkie Farr & Gallagher. These appointments increase the size of the board to 11 members. A copy of the press release issued by the Corporation is attached as Exhibit
                  99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  ( c )  Exhibits

                  The Exhibits listed on the Exhibit Index on page 2 of this Form 8-K are filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Neuberger Berman Inc.
                                        (Registrant)


         Date: December 22, 1999        By: /s/ Peter E. Sundman
                                           -------------------------
                                           Peter E. Sundman
                                           Executive Vice President


                                  EXHIBIT INDEX

99.1 Press release issued by the Corporation on December 8, 1999, with respect to the appointment of three outside members to its board of directors filed herewith.